UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2021
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2021, Under Armour, Inc. (the “Company” or “Under Armour”) issued a press release announcing the election of David W. Gibbs, age 58, as Director of the Company effective September 1, 2021. A copy of Under Armour’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Mr. Gibbs has not been appointed to any committee of the Board of Directors at this time.

Pursuant to the Under Armour, Inc. 2021 Non-Employee Director Compensation Plan (“Director Compensation Plan”), as a new Director of the Company, Mr. Gibbs will receive an initial award of restricted stock units for shares of the Company’s Class C common stock valued at $100,000 on the grant date that vests in three equal annual installments. Pursuant to the Director Compensation Plan, non-employee directors receive an annual restricted stock unit award each year following the annual meeting of stockholders. Mr. Gibbs will receive a pro-rated annual award valued at $112,500 on the grant date (pro-rated from $150,000). The grant date for the initial and annual awards will be September 1, 2021. For a full description of the Company’s director compensation program, see the “Corporate Governance and Related Matters-Compensation of Directors” section of the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Under Armour, Inc. press release dated August 16, 2021 announcing the election of David W. Gibbs as Director of the Company.
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: August 16, 2021	By:	/s/ John P. Stanton
John P. Stanton
Executive Vice President, General Counsel & Secretary